[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                     LIFE AGGRESSIVE GROWTH FUND
LOGO (R)]              SUPPLEMENT DATED JANUARY 16, 2004
                               TO THE PROSPECTUS
                               DATED MAY 1, 2003

EFFECTIVE IMMEDIATELY JAMES A. HILLARY CO-MANAGES THE LIFE AGGRESSIVE GROWTH FUND. PAGE 23 OF THE PROSPECTUS IS AMENDED TO ADD THE FOLLOWING LANGUAGE.

James A. Hillary is one of the co-portfolio managers of the Fund with Mr. Marsico. Mr. Hillary has 14 years of experience as a securities analyst and portfolio manager and was a founding member of Marsico. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University.